SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 Form 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):      January 11, 1995 (December 30, 1994)


                                      Maytag Corporation
                  (Exact name of registrant as specified in its charter)


       Delaware                   1-655            42-0401785
(State or other                (Commission       (IRS Employer
jurisdiction of                File Number)    Identification No.)
incorporation)


403 West 4th Street North, Newton, Iowa                            50208
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number,
including area code:  (515) 792-8000


                                  N/A
      (Former name or former address, if changed since last report.)

                               Page 1 of 4

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Item 5.  Other Events

   The Company announced on January 3, 1995 that it has sold its Hoover operations in Australia and New Zealand for $84 million (U.S.) in cash to a company headquartered in Australia. The cash received included a $3 million (U.S.) dividend received from the Australian operations prior to the closing date.

   A copy of the Company's press release issued January 3, 1995 is attached as Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)        Exhibits.

   The exhibits accompanying this report are listed in the accompanying
Exhibit Index.


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    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            Maytag Corporation
                                                 (Registrant)

                                            By:     Mark A. Garth



                                               Mark A. Garth
                                                 Vice President &
                                                 Corporate Controller



  January 11, 1995
         (Date)

                              EXHIBIT INDEX

                 The following exhibit is filed herewith.


Exhibit No.                      Exhibit

    99(a)Press Release.